Second Quarter 2024 Financial Results Presentation July 24, 2024 Exhibit 99.3

Second Highest Net Revenue Second Quarter Snapshot 2Q24 Results millions, except per share and ratios HIGHLIGHTS NET REVENUE 2Q24: GAAP & NON-GAAP $1,218 YTD: GAAP & NON-GAAP $2,381 ANNUALIZED ROTCE* 2Q24:GAAP 19.3% & NON-GAAP 21.9% YTD: GAAP 19.5% & NON-GAAP 21.4% BOOK VALUE PER SHARE TBV $32.00 BV $45.97 Ranked #1in Employee Advisor Satisfaction by JD Power for 2nd Consecutive Year Record Net Revenue Global Wealth Management Record Client Assets Under Management Highest Institutional Group Revenue Since Second Quarter 2022 Retired $500 million Senior Secured Long-term Notes * Please see our definition of ROTCE in our second quarter 2024 earnings release NET EARNINGS 2Q24: GAAP $165 & NON-GAAP $186 YTD: GAAP $329 & NON-GAAP $359 EPS 2Q24: GAAP $1.41 & NON-GAAP $1.60 YTD: GAAP $2.82 & NON-GAAP $3.09 ANNUALIZED ROCE 2Q24:GAAP 13.4% & NON-GAAP 15.1% YTD: GAAP 13.4% & NON-GAAP 14.7%

Commentary on Variance to Analyst Estimates Commissions & Principal Transactions: Stronger Revenue from Institutional Fixed Income & Equities Investment Banking: Stronger Advisory Revenue Stronger Equity & Fixed Income Underwriting Revenue Net Interest Income Lower Average Asset Levels Non-compensation Expense: Higher Investment Banking Gross Up Variance to Consensus Estimates *Non-GAAP

Highly Complementary Business Lines *2024 based on results through 6/30/2024 *2024 based on results through 6/30/2024

Recognition For Wealth Management Platform

Second Quarter Results Operating Expense = Non-Compensation Expense – Provision for Credit Loss Provision for Credit Loss at bank subsidiary Operating Expense Ratio excludes Provision for Credit Loss Please see our definition of ROTCE in our second quarter earnings release

HIGHLIGHTS Record Quarterly Net Revenue Record Quarterly Asset Management Revenue Record Client Assets Under Administration Added 42 Financial Advisors, Including 14 Experienced with Total Trailing Twelve Month Production of $12.2 million Global Wealth Management

Wealth Management: A Key Growth Driver *2024 GWM Net Revenue based on annualized results through 6/30/2024 STRATEGIC LONG-TERM OBJECTIVES Achieve $1 Trillion in Client Assets Recruiting & Acquisitions Technology Continue to Build Stifel Bank Expand Client Deposits Smart Rate Corporate Deposits Leverage Stifel Franchise for Loan Growth

Institutional Group * Includes net interest, asset management, and other income HIGHLIGHTS Named US Mid-Market Equity House for 2023 by International Financing Review Ranked #1 in Municipal Issuance in Number of Issues in 2024 with 14.9% Market Share Highest Underwriting Revenue Since 4Q21 Highest Transactional Revenue Since 1Q22 * 2021 revenue based on annualized results through 9/30/2021

Strong Bank Fundamentals

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our second quarter 2024 earnings release. Bar chart header numbers are a graphic *2024 annual GAAP to non-GAAP results based on annualized results through 6/30/2024

Capital Utilization *2024 Estimated Capital Generated based annualized 1H24 Net Income plus current capital in excess of regulatory minimum. HIGHLIGHTS Retired $500 million of 4.25% Senior Notes Repurchased 229,000 shares Bank Funding Increased at CAGR of 12% Since 2019 *2024 based on results through 6/30/2024

2024 Performance & Outlook for Second Half * Annualized 2024 based on results through 06/30/2024 ** Operating non-compensation ratio excludes credit loss provision and investment banking gross up expense

Second Quarter 2024 Financial Results Presentation July 24, 2024

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.